                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 26, 1998

                       Morgan Stanley Dean Witter & Co.
                  -------------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
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         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)


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Item 5.  Other Events
---------------------

        On March 26, 1998, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended February 28, 1998. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

        Attached and incorporated herein by reference as Exhibit 99.2 is a press release announcing that, effective at the close of business on March 24, 1998, Morgan Stanley, Dean Witter, Discover & Co. (the "Company") changed its name to Morgan Stanley Dean Witter & Co., as approved by the Company's stockholders at the Company's Annual Meeting of Stockholders on March 24, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated March 26, 1998 containing financial information for the first quarter ended February 28, 1998.

        99.2 Press release of the Registrant dated March 24, 1998 announcing that the Company's name will be changed to Morgan Stanley Dean Witter & Co.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  -------------------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  -------------------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: March 26, 1998


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                                 Exhibit Index
                                 -------------


Exhibit No.             Description                             Page
-------------           -----------                             ----

99.1                    Press release of the Registrant dated
                        March 26, 1998 containing financial
                        information for the first quarter
                        ended February 28, 1998.

99.2 Press release of the Registrant dated March 24, 1998 announcing that the Company's name will be changed to Morgan Stanley Dean Witter & Co.

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                       MORGAN STANLEY DEAN WITTER & CO.



                                   EXHIBITS
                             TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 26, 1998




                                        Commission File Number 1-11758